Exhibit 17

PROXY	PROXY

INVESTMENT MANAGERS SERIES TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 25, 2025

235 W. Galena Street, Milwaukee, Wisconsin 53212

Palmer Square Income Plus Fund

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the above-mentioned Fund (the “Target Fund”) hereby appoints [________ and _________], or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of the Target Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on September 25, 2025 at 10:00 a.m., Central time, at the offices of Palmer Square Capital Management LLC, 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” EACH NOMINEE SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:
Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL

INSTRUCTIONS: TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.

	FOR	AGAINST	ABSTAIN

1. To approve the reorganization pursuant to the Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of Palmer Square Income Plus Fund (the “Target Fund”), a series of the Investment Managers Series Trust, by Palmer Square Income Plus Fund (the “Acquiring Fund”), a newly organized series of Palmer Square Funds Trust, in exchange for (i) newly issued full and fractional shares of the Acquiring Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding class of shares of the Target Fund, and (ii) the assumption by the Acquiring Fund of all liabilities of the Target Fund, followed by (b) the distribution by the Target Fund to its shareholders of record of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Target Fund, and the subsequent liquidation, termination and dissolution of the Target Fund.	☐	☐	☐

To transact such other business as may properly come before the Meeting.

You may have received more than one proxy card due to multiple investments in the Fund.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 25, 2025

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING

ARE AVAILABLE AT: [___________________________]

PROXY	PROXY

INVESTMENT MANAGERS SERIES TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 25, 2025

235 W. Galena Street, Milwaukee, Wisconsin 53212

Palmer Square Ultra-Short Duration Investment Grade Fund

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the above-mentioned Fund (the “Target Fund”) hereby appoints [________ and _________], or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of the Target Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on September 25, 2025 at 10:00 a.m., Central time, at the offices of Palmer Square Capital Management LLC, 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” EACH NOMINEE SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL

INSTRUCTIONS: TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.

	FOR	AGAINST	ABSTAIN

1. To approve the reorganization pursuant to the Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of Palmer Square Ultra-Short Duration Investment Grade Fund (the “Target Fund”), a series of the Investment Managers Series Trust, by Palmer Square Ultra-Short Duration Investment Grade Fund (the “Acquiring Fund”), a newly organized series of Palmer Square Funds Trust, in exchange for (i) newly issued full and fractional shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the corresponding shares of the Target Fund, and (ii) the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by (b) the distribution by the Target Fund to its shareholders of record of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Target Fund, and the subsequent liquidation, termination and dissolution of the Target Fund.	☐	☐	☐

To transact such other business as may properly come before the Meeting.

You may have received more than one proxy card due to multiple investments in the Fund.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 25, 2025

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING

ARE AVAILABLE AT: [___________________________]